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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-3790

The Quantitative Group of Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Elizabeth A. Watson,

Quantitative Investment Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2005 through September 30, 2005

ITEM 1. REPORTS TO SHAREOWNERS.

QUANT FUNDS

SEPTEMBER 30, 2005

SEMI-ANNUAL
  REPORT

U.S. EQUITY FUNDS

Quant Small Cap Fund

Quant Growth and Income Fund

INTERNATIONAL EQUITY FUNDS

Quant Emerging Markets Fund

Quant Foreign Value Fund

TABLE OF CONTENTS

President's Letter	1

Useful Information About Your Fund Report	2

Management Contract and Subadvisory Contract Approval	3

Portfolio Manager Commentaries

Quant Small Cap Fund	7

Quant Growth and Income Fund	9

Quant Emerging Markets Fund	11

Quant Foreign Value Fund	13

Schedules of Investments

Quant Small Cap Fund	15

Quant Growth and Income Fund	17

Quant Emerging Markets Fund	19

Quant Foreign Value Fund	21

Statement of Assets and Liabilities	23

Statement of Operations	24

Statement of Changes in Net Assets	25

Financial Highlights	27

Notes to Financial Statements	31

Trustees and Officers	37

Service Providers	back cover

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, 2005, visit the Securities and Exchange (SEC) web site at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting guidelines.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's Public Reference Room in Washington, D.C. Information regarding the operations of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent quarterly holdings report, semiannual report or annual report on the Quant Funds' web site at www.quantfunds.com.

This report must be preceded or accompanied by a current Quant Funds prospectus. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds' investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, call (800) 326-2151 or visit www.quantfunds.com.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

QUANT FUNDS

Dear Fellow Shareholder:

We are pleased to provide you with the Annual Report of the Quant Funds for the six-month period ended September 30, 2005. This report is to update you on recent market conditions and the performance of the Quant Funds.

Market performance was generally positive for the six-months ended September 30, 2005. The U.S. market, as represented by the Standard &Poor's 500 Index, was up 5.0%, while small cap securities, as represented by the Russell 2000 Index, outperformed the broader market at +9.2%. International markets outperformed the U.S. market by a substantial margin as measured by both the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, representative of established markets, at +9.6% and the Morgan Stanley Capital International Emerging Markets (MSCI EM) Index, representative of emerging markets, at +23.1%.

Significant weather-related disasters, terrorist incidents and the continuing conflict in Iraq have had a measurable impact on the markets of the affected regions and, to varying degrees, on economies around the world. In the United States, concerns about the prospect of inflation, the viability of continuing economic growth in the U.S. market, volatile energy prices and political tensions have dampened market performance. In international markets such concerns continue to be offset to a large degree by positive factors including increased demand overseas, particularly in China, for commodities such as lumber, gold, copper and other materials. Looking ahead, the portfolio managers for each of the Quant Funds are generally optimistic about the prospects for identifying good investment opportunities during the remainder of the Funds' fiscal year. We invite you to review the Investment Commentary for your Fund for more information.

We always welcome your comments and feedback. Please feel free to email us at feedback@quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Willard Umphrey
Chief Executive Officer

Any information in this Shareholder Letter regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Funds' current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

55 Old Bedford Road, Lincoln, MA 01733 •  voice 800-326-2151 • fax 781-259-1166 • www.QuantFunds.com • Distributed by U.S. Boston Capital Corp. • Member NASD, SIPC

USEFUL INFORMATION
ABOUT YOUR FUND REPORT

PORTFOLIO MANAGER INVESTMENT COMMENTARIES

The portfolio manager commentaries in this report include valuable insight from the portfolio managers as well as statistical information to help you understand your fund's characteristics and how your fund's performance tracks that of a comparable index.

Please keep in mind that the opinions expressed by the portfolio managers in their commentaries are a reflection of their views at the time this report was compiled on September 30, 2005. As economic, political, social and other changes occur, so could a manager's opinions. A manager's opinions are unique to that manager and are not necessarily the opinions of Quantitative Advisors or the subadviser or their employees.

FUND EXPENSES

We believe it's important for Fund shareholders to have a clear understanding of fund expenses and the impact expenses have on investment returns.

The following is important information about each Fund's Expense Example, which appears in each Fund's Portfolio Manager Commentary in this Shareholder Report. Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a fund, you incur two types of costs: (1) transaction costs, including deferred sales charges (on Ordinary Shares when redeemed) or redemption fees (on Institutional Shares redeemed within 60 days of purchase), and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from April 1, 2005 to September 30, 2005.

Actual Expenses and Returns

The first half of the table in the example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period.

To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number in the third line under the heading "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes

The second half of the table in the example shows you hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund's 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs, such as deferred sales charges or redemption fees (where applicable). Thus, the second line of each table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds' prospectus for a complete description of these transactional costs.

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL

A majority of the Board of Trustees, including at least a majority of the independent trustees voting separately, is required under the Investment Company Act of 1940 (the "1940 Act") to approve the Management Contract with Quantitative Advisors and the Advisory Contracts between Quantitative Advisors (the "Manager") and each of the subadvisors (the "Advisors") on an annual basis. In this regard, the Management and Advisory Contracts are reviewed each year by the Board of Trustees to determine whether the contracts should be renewed for an additional one-year period.

On April 21, 2005, the Board of Trustees, and the independent trustees voting separately, determined that the terms of the Management Contract and each of the Advisory Contracts are fair and reasonable and approved the continuance of each contract as being in the best interests of the Quant Funds and each respective Fund's shareholders. In making its determination, the Board of Trustees considered materials that were specifically prepared by the Manager and the Advisors at the request of the Board and Fund counsel, and by an independent provider of investment company data contracted to assist the Board, relating to the contract review process. The Board also considered information received periodically about the portfolio, performance, the investment strategy, portfolio management team and fees and expenses of each Fund. The Board of Trustees considered each contract and the independent trustees held sessions both with the Manager and separate from the Manager in reviewing and considering the contracts.

In considering the contracts, the Board of Trustees, including the independent trustees, did not identify any single factor as all-important or controlling, and the following summary does not detail all matters considered.

Management Contract with Quantitative Advisors

In approving the Management Contract, the Board of Trustees, including the independent trustees, considered, among other things: the benefit to shareholders of investing in a fund that is part of a small family of funds using a manager-of-managers approach and providing for a selection of shareholder services; the Manager's supervision of the subadvisor for each Quant Fund and whether each Quant Fund has operated within its investment objective and its record of compliance with its investment restrictions; each Quant Fund's management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds; the use of fee breakpoints by some mutual funds; and the amount and nature of fees paid by shareholders. Although there are fee limitations and/or expense waivers in place with respect to Quant Small Cap Fund and Quant Growth and Income Fund expenses have not exceeded the limitations or been waived for either Fund during the last five fiscal years. Each Fund's advisory fee is discussed further in connection with consideration of the subadvisory fees.

The Board, including the independent trustees, also considered the Manager's personnel and methods. The Board reviews at least annually the background of the Manager's senior management, particularly the size, education and experience of the Manager's staff and the Manager's approach to recruiting, training and retaining senior management and other personnel. The independent trustees have also had discussions with senior management responsible for supervising each Quant Fund's subadvisor and related investment program. The Board also considered the nature, quality, cost and extent of administrative and shareholder services performed by the Manager and affiliated companies, under the existing Advisory Contracts and under separate agreements covering transfer agency functions and other services and the nature and extent of the Manager's supervision of third party service providers, principally fund accountants (pricing, recordkeeping and, if any, securities lending services) and custodians and subcustodians.

The Board, including the independent trustees, considered the level of the Manager's profits in respect of the management of the Quant Funds. The Board considered whether the amount of profit is a fair entrepreneurial profit for the management of a family of funds like the Quant Group of Funds, the revenue potential that could be realized from non-fund businesses (such as transfer agency and distribution) which may benefit from or be related to a Quant Fund's business and the Manager's profit margins in comparison with available industry data.

The Board, including the independent trustees, considered whether there have been economies of scale in respect of the management of the Quant Funds, whether the Quant Funds (at both the group and fund levels) have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Board, including the independent trustees, concluded that any potential economies of scale are being shared between Quant Fund shareholders and the Manager in an appropriate manner.

The Board, including the independent trustees, considered the character and amount of fees paid by each Fund and each Fund's shareholders for services provided by the Manager and its affiliates, including fees for services like transfer agency and direct shareholder services. It also considered the receipt of sales loads and payments under Rule 12b-1 plans in respect of certain of the Quant Funds. The Board, including the independent trustees, considered the revenues and profitability of the Manager's businesses other than its mutual fund business, including the

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL-Continued

Manager's retail brokerage and private placement agent activities, pension record keeping, and others. It considered the intangible benefits that accrue to the Manager and its affiliates by virtue of its relationship with each Quant Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the independent trustees, concluded that the existing advisory fee structure is fair and reasonable, and that the existing Management Contract with Quantitative Advisors should be approved.

Quant Small Cap Fund – Columbia Partners, LLC Investment Management

The Board of Trustees, including the independent trustees, considered whether the Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund's investment performance is comparable to the performance of its benchmark for the 1-, 5-, and 10-year periods ended March 31, 2005 and it has performed above the median for its peer group for the most recent 1- and 2- year periods, although its performance was below the median for its peer group for the 3- and 5-year periods ended March 31, 2005.

The Board of Trustees, including the independent trustees, considered the Fund's management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund's fee structure and expense ratio are competitive with a peer group of funds. The Fund's brokerage commissions are low compared with its peer group and its portfolio turnover rates are comparable to its peer group.

The Board of Trustees, including the independent trustees, reviews at least annually the background of the Fund's portfolio manager and the Fund's investment objective and strategy. Among other things the Board considered the size, education and experience of the subadvisor's investment staff and the subadvisor's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. The Board of Trustees, including the independent trustees, considered the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any), under the existing Advisory Contract and the nature and extent of the subadvisor's supervision of third party service providers, principally the fund accountant, custodian and subcustodians. The Board, including the independent trustees, also considered: financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor's services to the Fund; whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund's shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor; and benefits to the subadvisor from the use of "soft" commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor's businesses other than their mutual fund business, if any; and the "fall-out" benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the independent trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Contract with this subadvisor should be approved.

Quant Growth and Income Fund – SSgA Investments Management, Inc.

The Board of Trustees, including the independent trustees, considered whether the Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund has consistently underperformed its benchmark for the 1-, 5-, and 10-year periods ended March 31, 2005; however, its 1-year performance compared to its peer group was in the second quartile, an improvement from its below-median performance for the 3- and 5-year periods ended March 31, 2005.

The Board, including the independent trustees, considered the Fund's management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund's fee structure and expense ratio are low compared with a peer group of funds. Its portfolio turnover rate is high compared to its peer group.

The Board, including the independent trustees, reviews at least annually the background of the Fund's portfolio manager and the Fund's investment objective and strategy. Among other things the Trustees considered the size, education and experience of the subadvisor's investment staff and the subadvisor's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. The Board, including

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL-Continued

the independent trustees, considered: the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any), under the existing Advisory Contract; the nature and extent of the subadvisor's supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor's services to the Fund; whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund's shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor, and benefits to the subadvisor from the use of "soft" commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor's businesses other than their mutual fund business, if any; and the "fall-out" benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the independent trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Contract with this subadvisor should be approved.

Quant Emerging Markets Fund – PanAgora Asset Management, Inc.

The Board of Trustees, including the independent trustees, considered whether the Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund has outperformed its benchmark for the 1-, 5-, and 10-year periods ended March 31, 2005 and it has consistently been in the first quartile of performance compared to its peer group for the 1-, 3- and 5-year periods ended March 31, 2005.

The Board, including the independent trustees, considered the Fund's management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund's fee structure and expense ratio are very low compared with a peer group of funds. Its portfolio turnover rate is also very low compared to its peer group.

The Board, including the independent trustees, reviews at least annually the background of the Fund's portfolio manager and the Fund's investment objective and strategy. Among other things the Trustees considered the size, education and experience of the subadvisor's investment staff and the subadvisor's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. The Board, including the independent trustees, considered the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any), under the existing Advisory Contract; the nature and extent of the subadvisor's supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor's services to the Fund; whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund's shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor; benefits to the subadvisor from the use of "soft" commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor's businesses other than their mutual fund business, if any; and the "fall-out" benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the independent trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Contract with this subadvisor should be approved.

Quant Foreign Value Fund – Polaris Capital Management, Inc.

The Board of Trustees, including the independent trustees, considered whether the Fund has operated within its investment objective and its record of compliance with its investment restrictions. It also reviewed the Fund's investment performance as well as the performance of a peer group of mutual funds, and the performance of an appropriate index or combination of indices. The Trustees noted that the Fund has outperformed its benchmark for the 1-, 3-, and 5-year periods ended March 31, 2005 and it has consistently had the highest performance compared to its peer group for the 1-, 3- and 5-year periods ended March 31, 2005.

The Board, including the independent trustees, considered the Fund's management fee, subadvisory fee and expense ratio compared with the management fees, subadvisory fees and expense ratios of a peer group of funds. It also considered the amount and nature of fees paid by shareholders. The Trustees noted that the Fund's contractual management fee and total expense ratio

MANAGEMENT CONTRACT AND ADVISORY CONTRACT APPROVAL-Continued

(excluding 12b-1 fees) are above the median compared with a peer group of funds. However, its brokerage commissions and portfolio turnover rate are low compared to its peer group.

The Board, including the independent trustees, reviews at least annually the background of the Fund's portfolio manager and the Fund's investment objective and strategy. Among other things the Trustees considered the size, education and experience of the subadvisor's investment staff and the subadvisor's approach to recruiting, training and retaining portfolio managers and other research, advisory and management personnel. The Board, including the independent trustees, considered: the nature, quality, cost and extent of advisory services performed by the subadvisor (and affiliated companies, if any), under the existing Advisory Contract; the nature and extent of the subadvisor's supervision of third party service providers, principally the fund accountant, custodian and subcustodians; financial information provided by the subadvisor; non-fund businesses which may benefit from or be related to the business of advising the Fund; whether there have been economies of scale in respect of the subadvisor's services to the Fund; whether the Fund has appropriately benefited from any economies of scale and whether there is potential for realization of any further economies of scale; the character and amount of fees paid by the Fund and the Fund's shareholders for services provided by the subadvisor (and its affiliates, if any); the allocation (if any) of fund brokerage to brokers affiliated with the subadvisor; benefits to the subadvisor from the use of "soft" commission dollars (if any) to pay for research and brokerage services; the revenues and profitability of the subadvisor's businesses other than their mutual fund business, if any; and the "fall-out" benefits that accrue to the subadvisor and any affiliates by virtue of their relationship with the Fund.

Based on its evaluation of all material factors and assisted by the advice of independent counsel, the Board of Trustees, including the independent trustees, concluded that the existing subadvisory fee structure is fair and reasonable, and that the existing Advisory Contract with this subadvisor should be approved.

QUANT SMALL CAP FUND

INVESTMENT PROFILE All Data as of September 30, 2005

INVESTMENT COMMENTARY

FUND INFORMATION
Ticker Symbol	USBNX	(Ordinary)

	QBNAX	(Institutional)

Number of Companies	59

Price to Book	3.5

Price to Earnings	18.6

Assets Under Management	$98 million

For the semi annual period from April 1, 2005 through September 30, 2005, Small Cap Fund' Ordinary Shares outperformed its benchmark, the Russell 2000. The Fund achieved a strong +11.2% return at net asset value compared to +9.2% for the Russell 2000.

It is no surprise that the Energy sector led the charge for the Russell 2000, particularly in the September quarter, as hurricanes blew into an already tight crude market, the fund managed to match the performance of the index in the energy sector but the real out-performance came from superior stock selection in a broad array of industries.

The Fund outperformed the Russell 2000 in the Materials and Telecom Telecommunications Services sectors predominantly through stock selection. While being underweight the Materials sector, the Fund outperformed on an absolute basis while the portfolio's focus on mining companies, such as Florida Rock and Coeur d'Alene, paid off. In Telecom, Crown Castle, the tower company, was our single largest contributor to performance for the period.

High oil prices and rising interest rates finally started to weigh down the consumer, with Consumer Discretionary sector being the only negative sector for the Russell 2000. As a reward for our stock selection, having positions in more resilient areas such as teen fashion with Urban Outfitters and company specific opportunities like Vail Resorts, the sector was able to contribute to a positive return for the Fund. While still overweight we have paired back the Fund's exposure ahead of what we believe could be a more difficult holiday environment for a jaded consumer, we are now 19% allocated to the Consumer Discretionary sector down from over 23% at the beginning of the period.

The Fund's main areas of underperformance came in the Industrials sector, where we have cut back our exposure to 11% from nearly 14% at the end of the March 2005 quarter, and in the Healthcare sector, where we remain underweight at 9%.

We have added some exposure to the Fund's portfolio in the Information Technology sector going from just over 12% to a little under 16% versus approximately 17% for the Russell 2000. Although we feel technology will continue to be a volatile area overall, we believe we have found enough exciting opportunities to invest in parts of the industry that can outperform a more cyclical spending environment.

We feel confident about our portfolio and believe superior stock selection will continue to reward our efforts going forward, we appreciate your continued support and trust.

The Fund is co-managed by Robert von Pentz, CFA, an owner and chief equity investment officer of Columbia Partners, LLC investment Management since 1996 and Rhys Williams who joined Columbia Partners in 1997.

PERFORMANCE UPDATE

Periods Ended 09/30/2005	Three Month	Six Month	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	6.43%	11.17%	23.26%	3.42%	9.52%	14.31%	08/03/92
Ordinary Shares (adjusted)[1]	5.37%	10.06%	22.03%	3.22%	9.41%	14.22%
Institutional Shares[2]	6.54%	11.41%	23.89%	3.95%	10.07%	13.15%	01/06/93
Russell 2000[3]	4.69%	9.21%	17.95%	6.45%	9.37%	11.39%

1 Reflects deduction of a 1% deferred sales charge.

2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

3 The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 9/30/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more valuable to adverse developments than those of larger companies.

TOP TEN HOLDINGS

Company	% Total Net Assets
Crown Castle International Corporation	5.0
Ventas, Inc.	4.7
Entertainment Properties Trust	4.4
Sierra Health Services, Inc.	3.7
Core Laboratories N.V.	3.4
Entercom Communications Corporation	3.1
Florida Rock Industries, Inc.	3.0
Urban Outfitters, Inc.	2.9
Kforce, Inc.	2.3
Plains Exploration & Production Company	2.3

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

SECTOR ALLOCATION

% Total Net Assets
Financials	18.9
Consumer Discretionary	18.6
Information Technology	15.7
Industrials	11.1
Health Care	9.2
Energy	8.9
Materials	5.2
Telecommunication Services	5.0
Consumer Staples	3.5
Utilities	1.2
Cash and Other Assets (Net)	2.7

VALUE OF $10,000 INVESTED IN QUANT SMALL CAP (QSC)

ORDINARY SHARES VS. RUSSELL 2000

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/05)	$1,111.69	$1,114.11	$1,015.53	$1,018.06
Expenses Paid During The Period	$10.07	$7.41	$9.61	$7.08

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.91% for Ordinary and 1.40% for Institutional) multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT GROWTH AND INCOME FUND

INVESTMENT PROFILE All Data as of September 30, 2005

INVESTMENT COMMENTARY

FUND INFORMATION
Ticker Symbol	USBOX	(Ordinary)

	QGIAX	(Institutional)

Number of Companies	65

Price to Book	2.9

Price to Earnings	14.2

Assets Under Management	$54 million

For the semi-annual period ended September 30, 2005, the performance for Growth and Income Fund's Ordinary Shares was strong at +8.2%, outpacing the S&P 500 Index's (the Fund's comparative benchmark) return of 5.0% by approximately 3.2%.

The Fund's investment process incorporates perspectives on valuation, quality and sentiment. Overall, these factors offered positive performance during the period. Specifically, our estimate revision, a proxy for earnings growth, and cash flow perspectives served as strong predictors of stock price appreciation.

The Fund's sector and industry exposures relative to the benchmark are a function of our stock selection process. A small overweight to utilities has added value over the six month period.

Performance results for the Fund are primarily driven by stock selection positions. Much of the Fund's outperformance for the period can be attributed to the most recent calendar quarter. Overweights to energy, utilities and technology stocks propelled the strategy forward. As oil prices continued to achieve new highs in the wake of hurricane season setting in, stocks like Valero Energy Corp. and Sunoco Inc. reached new highs, gaining +65% and +52%, respectively. Utilities stocks also contributed to outperformance, with TXU Corp. (+44%) leading the way. The Texas-based power producer benefited when second quarter profit rose 48% as gains from price increases more than offset the attrition in customers. The stock prices for Apple Computer and Motorola Inc. rose after the two companies launched the world's first mobile phone with iTunes. Overweight positions in these stocks added value. Another positive contribution stemmed from an overweight to Autodesk Inc. (+23%). Investors rewarded the stock when the maker of software used to design buildings and create movie effects forecasted third quarter earnings that surpassed analyst estimates. A number of health care companies also made the list of top contributors. Humana Inc. and UnitedHealth Group Inc. reported solid first calendar quarter profit as a result of increased customers stemming from acquisitions. These stocks bolstered performance, returning +50% and +14%, respectively. McKesson gained +26% after the biggest US drug wholesaler said its fiscal fourth quarter net income increased 21%, with the impetus being higher drug prices, as well as charging fees for shipping and storing medications. While not sufficient to offset gains, consumer staples positions detracted from performance. Coca Cola Enterprises, the world's number one soft-drink distributor, dropped sharply after the company's forecasted earnings fell short of analyst estimates. As a result, an overweight to Coca Cola Enterprises dampened performance.

While this strategy remains consistent over time, during the six-month period, we have increased the Fund's positions among apparel, food & beverage and media stocks. In addition, we have decreased the Fund's positions within medical providers, utilities, and computer software stocks. Our sector and industry exposures relative to the benchmark are a function of bottom-up stock selection.

As Federal Reserve officials have reminded us, the US economy appears more than resilient enough to recover from storm-related dislocations with ample aplomb. This unusual vigor is not especially good news for bond owners, however, as higher short rates and worrisome inflation news continue to erode support for longer-term fixed income securities. But equity holders may benefit, especially in industries where pricing power can outweigh cost pressures, if we can get through October 2005 without significant reductions in risk appetite. The key will be the evolution of earnings in the aftermath of the hurricanes. Corporate profits need to fulfill still-buoyant growth expectations as we enter the home stretch of 2005. If they do not, and earnings warnings become too widespread, rising yields on both bonds and money market instruments are apt to offer equities increasingly arduous competition.

The Fund's portfolio is managed by a team of portfolio managers at SSgA Funds Management, Inc. The lead portfolio manager is Nick dePeyster, CFA.

PERFORMANCE UPDATE

Periods Ended 09/30/2005	Three Month	Six Month	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	6.09%	8.15%	17.45%	-6.14%	8.12%	11.32%	05/06/85
Ordinary Shares (adjusted)[1]	5.03%	7.07%	16.28%	-6.33%	8.02%	11.26%
Institutional Shares[2]	6.20%	8.41%	17.99%	-5.68%	8.67%	9.87%	03/25/91
S&P 500 Index[3]	3.61%	5.00%	12.25%	-1.49%	9.49%	12.29%

1 Reflects deduction of a 1% deferred sales charge.

2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

3 The S&P 500 Index is an unmanaged index of stocks chosen for their size and industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 6/30/85.

TOP TEN HOLDINGS

Company	% Total Net Assets
Exxon Mobil Corporation	4.9
Apple Computer, Inc.	4.2
Bank of America Corporation	3.9
Johnson & Johnson	3.8
TXU Corporation	3.4
General Electric Company	3.1
Intel Corporation	3.0
Autodesk, Inc.	2.8
American Eagle Outfitters, Inc.	2.6
Motorola, Inc.	2.4

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

SECTOR ALLOCATION

% Total Net Assets
Financials	18.6
Information Technology	17.0
Health Care	13.7
Consumer Discretionary	13.5
Energy	10.5
Industrials	9.6
Consumer Staples	5.5
Utilities	4.3
Telecommunication Services	2.7
Materials	2.5
Cash and Other Assets (Net)	2.1

VALUE OF $10,000 INVESTED IN QUANT GROWTH & INCOME

(QGI) ORDINARY SHARES VS. S&P 500

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/05)	$1,081.52	$1,084.14	$1,016.81	$1,019.27
Expenses Paid During The Period	$8.60	$6.04	$8.33	$5.86

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.65% for Ordinary and 1.16% for Institutional) multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT EMERGING MARKETS FUND

INVESTMENT PROFILE All Data as of September 30, 2005

INVESTMENT COMMENTARY

FUND INFORMATION
Ticker Symbol	QFFOX	(Ordinary)

	QEMAX	(Institutional)

Number of Companies	69

Price to Book	2.0

Price to Earnings	9.2

Assets Under Management	$88 million

For the six month period ending September 30, 2005, the performance of Emerging Market Fund's Ordinary Shares at +21.7% trailed the Fund's benchmark, the Morgan Stanley Capital International Emerging Markets Index (MSCI EM), which returned +23.1%.

The majority of the Fund's underperformance occurred in May 2005 which saw a sharp decrease in several commodity prices globally. This resulted in a quick decline in the prices of some steel and chemical companies in the Fund's portfolio. There has been a slight rebound in these securities to date. Virtually all of the Fund's underperformance was due to the selection of specific securities for the Fund's portfolio. Under our quantitative model we intend to make our bets on specific securities and to limit our exposure to countries, sectors and industries. Although the Fund's return was slightly negative over this period, our implementation of the strategy remains consistent.

There were no major changes made to the portfolio during the six month period. Consistent inflows to the portfolio allowed us to continue to implement the strategy while keeping the portfolio turnover low.

As we look to the months ahead, there are several key global economic factors with which the emerging markets must contend. Oil, and more broadly energy, is high on every government's list of concerns. In the six month period, we have witnessed a sharp rise and then a bit of a pull-back in the price of oil. What seems clear is that oil is not likely to return to previous levels anytime soon. The emerging markets are affected by high oil prices on two fronts. First, any oil producing country will benefit from rising oil prices. Second, countries that use oil for many purposes such as manufacturing, heating and, ultimately, gasoline will be hit with the increase. The larger Asian countries' economies, such as China, India and Korea, are largely dependent upon exports, and transportation for the exports has become more expensive.

Natural gas is also on the rise and is expected to continue to rise. Russia is the largest producer of natural gas, and a large portion of that is consumed locally. Indonesia is also a large producer and a large portion of that gas is exported. Rising oil prices have diminished the benefit Indonesia realizes from being a major supplier of natural gas.

Many of the emerging market countries have experienced seemingly unsustainable growth over the past year or so. China is an example with 8.8% GDP (gross domestic product) growth. These growth rates are now starting to decline slowly to more normalized rates. We believe this will relieve some pressure from inflation in these countries. Growth in the United States, Europe and China remain crucial for the developing countries as they are the major export markets.

Speculation about a change in the direction of the U.S. Federal Reserve policy after Alan Greenspan is replaced will cause some uncertainty in the U.S. as well as with our trading partners. The only indicator that we have to rely on is the history of the Federal Reserve (the "Fed"). In this history, managing growth, not inflation, has been the primary focus of the Fed. We believe it is reasonable to assume that this will continue.

Although volatility could increase globally over the next year or so, we expect continued healthy growth in most of the emerging markets. Many of these markets are being forced to adopt more stringent fiscal discipline now that their hyper-growth rates are cooling. That discipline will hopefully be the foundation for continued future growth and investment opportunities.

The Fund's lead portfolio manager is David Nolan of PanAgora Asset Management, Inc.

PERFORMANCE UPDATE

Periods Ended 09/30/2005	Three Month	Six Month	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	19.53%	21.71%	43.53%	19.34%	9.02%	6.05%	09/30/94
Ordinary Shares (adjusted)[1]	18.34%	20.50%	42.10%	19.10%	8.91%	5.96%
Institutional Shares[2]	19.62%	22.03%	44.31%	19.92%	N/A	9.09%	04/02/96
MSCI EM3	18.11%	23.12%	47.18%	14.47%	6.10%	3.78%

1 Reflects deduction of a 1% deferred sales charge.

2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

3 The Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/85.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

TOP TEN HOLDINGS

Company	% Total Net Assets
Samsung Electronics Company Ltd.	5.3
OAO Tatneft	2.9
Petroleo Brasilerio SA	2.8
iShares MSCI Emerging Markets Index Fund	2.7
PetroChina Company Ltd.	2.3
China Mobile Ltd.	2.3
MOL Hungarian Oil & Gas	2.2
Hyundai Motor Company Ltd.	2.2
Tiger Brands Ltd.	2.1
Hon Hai Precision Industry Corporation Ltd.	2.1

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

SECTOR ALLOCATION

% Total Net Assets
South Korea	19.3
Taiwan	12.5
South Africa	11.7
Brazil	11.6
Mexico	7.3
China	6.5
Russia	5.3
India	4.1
Hungary	3.8
Turkey	3.8
Other	2.7
Thailand	2.5
Malaysia	2.3
Israel	1.6
Philippines	1.6
Poland	0.8
Cash and Other Assets (Net)	2.6

VALUE OF $10,000 INVESTED IN QUANT EMERGING MARKETS

(QEM) ORDINARY SHARES VS. MSCI EM

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/05)	$1,217.15	$1,182.60	$1,015.71	$1,018.23
Expenses Paid During The Period	$10.37	$7.46	$9.43	$6.90

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.87% for Ordinary and 1.37% for Institutional) multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FOREIGN VALUE FUND

INVESTMENT PROFILE All Data as of September 30, 2005

INVESTMENT COMMENTARY

FUND INFORMATION
Ticker Symbol	QFVOX	(Ordinary)

	QFVIX	(Institutional)

Number of Companies	52

Price to Book	2.2

Price to Earnings	13.6

Assets Under Management	$300 million

For the semi-annual period ended September 30, 2005, Foreign Value Fund's Ordinary Shares achieved a total return of +7.3% slightly underperforming its comparative benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (MSCI EAFE), which returned +9.6%.

While most international markets outperformed U.S. common stock indexes (for example, the Standard & Poor's 500 Index returned +5.0%), weakness in foreign currencies relative to the dollar partially offset this strength. Emerging markets throughout the world were the strongest. In particular, the MSCI Latin America index advanced 42.1% in dollar terms, led by Argentina. The MSCI Emerging Europe index was also noteworthy, appreciating 39.8%, with Russia as its strongest component. We follow China, India, and Korea very closely because of the continuing potential for those markets to lead the world in economic growth. All three were strong during the first six months of the Fund's fiscal year, advancing 20.6%, 30.3%, and 22.1% respectively. The Fund's portfolio manager recently returned from a trip to China and Korea, and was gratified to confirm the view that those areas of the world offer durable long term promise. The Fund has important investments in Korea and many other countries that stand to benefit from the strong demand that emanates from China. Another region where the stock market was quite strong was South Africa, where the MSCI Emerging Markets index was up 26.8%. The fund has three holdings in this attractive economy. Markets in western Europe provided good, though not spectacular, returns and Japan's Nikkei 225 returned +10.2%.

Many of the strongest stocks in the portfolio during the six month period were from the energy and materials sector. The continuing worldwide economic recovery and particularly strong demand from China for natural resources is the underpinning for the strength in these sectors. Sasol, an oil and gas company based in South Africa, advanced 67.0% during the first half of the fiscal year. Repsol, another energy company based in Spain was up 28.9%. BHP Billiton is an Australian metals and mining company that has enjoyed unusually strong demand for its products and reported extraordinary earnings growth in recent months, fueling a 26.4% advance in the first half of 2005. Other strong contributors to the performance of the Fund over the semi-annual period have been Aker Seafoods (+45.8%), a Norwegian fishing company, and Showa Denko (+32.6%), a Japanese chemical company enjoying generally strong demand and unusual strength from the electronics industry. We established new positions in both of these companies during the six month period. Our holding of Samsung Electronics Preferred stock +32.7%, a Korean electronics components manufacturer, was also unusually strong.

Our weakest stock during the first six months was Renault, the French auto maker, which declined 26.6% during the first six months of our fiscal year. Renault has been hurt by generally weak economic conditions in France, and an extremely competitive pricing environment. We are reexamining our strategy with regard to this holding. Other Fund portfolio holdings that exhibited weakness included Canadian methanol producer, Methanex (-21.6%), British homebuilder, Crest Nicholson (-11.2%), Japanese internet and software services company, eAccess (-10.2%), and Swedish autoparts company, Autoliv (-9.3%).

We recently established a new position in Cemex, the Mexican producer of cement and aggregates and the most profitable in the world. This company has been enjoying excellent success by making wise acquisitions and expanding its channels of distribution. We sold Canadian oil and gas company Valkyries Petroleum and Chinese telecommunications company China Netcom.

The Fund's approach to investing is to invest in the most undervalued streams of cash flow outside of the U.S. We are disciplined by investing only in those companies with sustainable free cash flow where we can purchase the stock at attractive prices. Although we primarily employ a quantitative model for stock selection, we also utilize a bottom up approach emphasizing fundamental research. This philosophy has led us to holding important positions in materials stocks throughout the world. Impala Platinum and Cemex are examples of such companies in addition to BHP Billiton where demand for the products is strong. We have also invested heavily in consumer discretionary stocks in Europe and in the United Kingdom. Companies such as Christian Dior and British home builders Wimpey and Barratt Developments are examples. In our continuing effort to keep risk to a minimum, we diversified across different countries and industries. In addition, we are in the process of evaluating the effect of the continuing high price of energy on the holdings in the Fund's portfolio. This analysis may suggest a more conservative portfolio strategy in coming months.

The Fund's lead portfolio manager is Bernard R. Horn, Jr., President of Polaris Capital Management, Inc.

PERFORMANCE UPDATE

Periods Ended 09/30/2005	Three Month	Six Month	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	9.97%	7.35%	25.33%	15.59%	N/A	8.75%	05/15/98
Ordinary Shares (adjusted)[1]	8.88%	6.28%	24.08%	15.36%	N/A	8.60%
Institutional Shares[2]	10.13%	7.51%	25.64%	15.90%	N/A	12.57%	12/18/98
MSCI EAFE[3]	10.44%	9.6%	26.32%	3.55%	6.18%	4.62%

1 Reflects deduction of a 1% deferred sales charge.

2 Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

3 The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged index comprised of stocks in countries other than the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 6/30/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

TOP TEN HOLDINGS

Company	% Total Net Assets
Yit-Yhtyma OYJ	2.7
Repsol YPF SA	2.6
BHP Billiton	2.6
Samsung Electronics Company Ltd.	2.6
Samsung SDI Company Ltd.	2.5
Yara International	2.5
Peugeot SA	2.5
Sasol Ltd.	2.5
SK Telecom Company Ltd.	2.4
Banco Bilbao Vizcaya Argentaria	2.4

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

SECTOR ALLOCATION

% Total Net Assets
United Kingdom	15.8
Japan	10.3
Finland	9.9
France	9.2
South Korea	7.5
Norway	7.1
South Africa	6.6
Spain	5.0
Ireland	4.5
Sweden	4.0
Australia	2.6
Netherlands	2.3
Germany	2.3
Italy	2.3
Portugal	2.2
Mexico	2.1
Canada	1.8
Croatia	0.2
Cash and Other Assets (Net)	4.3

VALUE OF A $10,000 INVESTED IN QUANT FOREIGN VALUE

(QFV) ORDINARY SHARES VS. MSCI EAFE

ANNUAL FUND OPERATING EXPENSES

Please refer to page 2 for an explanation of the information presented in the following Expense Example.

	Actual Performance		Hypothetical Performance (5% return before expenses)
	Ordinary Shares	Institutional Shares	Ordinary Shares	Institutional Shares
Beginning Account Value (04/01/05)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (09/30/05)	$1,073.49	$1,075.09	$1,016.46	$1,017.69
Expenses Paid During The Period	$8.92	$7.66	$8.68	$7.44

For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.72% for Ordinary and 1.48% for Institutional) multiplied by the average account value for the period, multiplied by 183/365 (to reflect the six month period).

Performance data quoted represents past performance and is no guarantee of future results. Current performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prospectus carefully before you invest.

QUANT FUNDS

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PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT SMALL CAP FUND

COMMON STOCK-97.3%
	Shares	Value
AEROSPACE & DEFENSE-1.0%
EDO Corporation	31,730	$952,852
COMMERCIAL SERVICES & SUPPLIES-6.6%
CRA International, Inc. (a)	21,315	888,622
Kforce Inc. (a)	223,290	2,299,887
Mobile Mini, Inc. (a)	19,040	825,384
Synagro Technologies, Inc. (a)	168,964	794,131
Waste Connections, Inc. (a)	46,809	1,642,060
		6,450,084
COMMUNICATIONS EQUIPMENT-5.9%
Comverse Technology, Inc. (a)	74,685	1,961,975
InPhonic, Inc. (a)	114,733	1,577,579
NICE Systems, Ltd. (a)	17,005	768,286
UNOVA, Inc. (a)	43,190	1,510,786
		5,818,626
COMPUTERS & PERIPHERALS-2.2%
ATI Technologies Inc. (a)	58,100	809,914
Avid Technology, Inc. (a)	33,319	1,379,406
		2,189,320
CONSTRUCTION MATERIAL-3.0%
Florida Rock Industries, Inc.	46,098	2,954,421
DIVISIFIED FINANCIAL SERVICES-3.3%
Asset Acceptance Capital Corp. (a)	32,850	984,515
Cash America International, Inc.	21,275	441,456
Euronet Worldwide, Inc. (a)	60,000	1,775,400
		3,201,371
ELECTRIC & WATER UTILITIES-1.2%
Ormat Technologies Inc.	52,875	1,170,124
ENERGY EQUIPMENT & SERVICES-5.6%
Core Laboratories N.V. (a)	103,085	3,325,522
Grey Wolf, Inc. (a)	253,755	2,139,155
		5,464,677
FOOD PRODUCTS-2.9%
United Natural Foods, Inc. (a)	53,450	1,889,992
Wild Oats Markets, Inc. (a)	77,665	998,772
		2,888,764
FOOTWEAR-1.1%
Brown Shoe Company, Inc.	32,375	1,068,375
HEALTH CARE EQUIPMENT & SERVICES-7.4%
Schein (Henry), Inc. (a)	42,450	1,809,219
Sierra Health Services, Inc. (a)	53,275	3,669,049
Ventiv Health, Inc. (a)	69,686	1,826,470
		7,304,738
HOTELS, RESTAURANTS & LEISURE-8.6%
International Speedway Corporation	36,835	1,932,732
Intrawest Corporation	39,420	1,076,166
RARE Hospitality International, Inc. (a)	78,547	2,018,658
Sonic Corp. (a)	52,408	1,433,359
Vail Resorts, Inc. (a)	68,505	1,969,519
		8,430,434

	Shares	Value
HOUSEHOLD PRODUCTS-0.5%
Prestige Brands Holdings, Inc (a)	41,432	$510,442
INSURANCE-1.6%
Selective Insurance Group, Inc.	33,005	1,613,944
MACHINERY-3.5%
Actuant Corporation Class A (a)	16,310	763,308
Gardner Denver, Inc. (a)	30,215	1,347,589
TurboChef Technologies, Inc. (a)	85,998	1,340,709
		3,451,606
MEDIA-4.6%
Entercom Communications Corporation (a)	96,350	3,043,696
Playboy Enterprises, Inc. (a)	105,405	1,486,211
		4,529,907
METALS & MINING-2.2%
Coeur d'Alene Mines Corporation (a)	372,075	1,573,877
James River Coal Company (a)	11,715	591,256
		2,165,133
OIL & GAS-3.4%
Brigham Exploration Company (a)	82,036	1,054,163
Plains Exploration & Production Company (a)	52,610	2,252,760
		3,306,923
PHARMACEUTICALS & BIOTECHNOLOGY-1.7%
MGI Pharma, Inc. (a)	74,225	1,730,185
REAL ESTATE-14.0%
American Campus Communities, Inc.	57,747	1,387,083
Capital Automotive	24,755	958,266
Entertainment Properties Trust	95,690	4,270,645
FelCor Lodging Trust Inc. (a)	68,410	1,036,412
Strategic Hotel Capital, Inc	44,990	821,517
Universal Health Realty Income Trust	19,445	646,546
Ventas, Inc.	144,110	4,640,342
		13,760,811
RETAILING-4.4%
Dress Barn, Inc. (a)	31,315	712,729
GUESS?, Inc. (a)	33,210	711,690
Urban Outfitters, Inc. (a)	97,070	2,853,858
		4,278,277
SEMICONDUCTOR EQUIPMENT-1.9%
DSP Group, Inc. (a)	35,065	899,768
Photon Dynamics, Inc. (a)	48,880	936,052
		1,835,820
SOFTWARE & SERVICES-5.7%
Henry (Jack) & Associates Inc.	16,250	315,250
Take-Two Interactive Software Inc. (a)	101,325	2,238,269
Ulticom, Inc. (a)	117,230	1,293,047
Verint Systems Inc. (a)	41,945	1,717,228
		5,563,794

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QUANT FUNDS

PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT SMALL CAP FUND-Continued

	Shares	Value
WIRELESS TELECOMMUNICATION SERVICES-5.0%
Crown Castle International Corporation (a)	197,760	$4,870,829
TOTAL COMMON STOCK (Cost $69,178,213)		95,511,457
SHORT TERM INVESTMENTS-5.4%
	Par Value	Value
State Street Bank & Trust Repurchase Agreement 1.20%, 10/03/05, (Dated 9/30/05), Collateralized by $4,245,000 U.S. Treasury Bond 6.50%, 11/15/26, Market Value $5,436,915, Repurchase Proceeds $5,326,178 (Cost $5,326,000)	$5,326,000	5,326,000
TOTAL INVESTMENTS-102.7% (Cost $74,504,213) (b)		100,837,457
OTHER ASSETS & LIABILITIES (NET)-(2.7)%		(2,646,873)
NET ASSETS-100%		$98,190,584

(a)  Non-income producing security.

(b)  At September 30, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $74,535,917 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$27,654,344
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,352,804)
Net unrealized appreciation	$26,301,540

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

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PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT GROWTH AND INCOME FUND

COMMON STOCK-97.9%
	Shares	Value
AEROSPACE & DEFENSE-2.6%
Lockheed Martin Corporation	21,500	$1,312,360
United Technologies Corporation	2,400	124,416
		1,436,776
BANKS-6.6%
Bank of America Corporation	50,900	2,142,890
National City Corporation	12,700	424,688
Wachovia Corporation	8,700	414,033
Washington Mutual, Inc	15,400	603,988
		3,585,599
CHEMICALS-0.1%
FMC Corporation (a)	900	51,498
COMMERCIAL SERVICES & SUPPLIES-1.4%
Career Education Corporation (a)	13,000	462,280
Global Payments, Inc.	4,100	318,652
		780,932
COMMUNICATIONS EQUIPMENT-4.0%
Cisco Systems, Inc. (a)	48,600	871,398
Motorola, Inc.	59,500	1,314,355
		2,185,753
COMPUTERS & PERIPHERALS-4.2%
Apple Computer, Inc. (a)	42,800	2,294,508
DIVERSIFIED FINANCIAL SERVICES-6.0%
Capital One Financial Corporation	12,600	1,001,952
CIT Group Inc.	18,600	840,348
Citigroup Inc.	8,566	389,924
Countrywide Financial Corporation	29,900	986,102
Principal Financial Group, Inc.	1,100	52,107
		3,270,433
DIVERSIFIED TELECOMMUNICATION SERVICES-2.7%
AT&T Corporation	53,100	1,051,380
CenturyTel, Inc.	5,900	206,382
Verizon Communications Inc.	7,100	232,099
		1,489,861
ELECTRIC UTILITIES-3.4%
TXU Corporation	16,500	1,862,520
FOOD & STAPLES RETAILING-3.2%
Archer-Daniels-Midland Company	16,000	394,560
Coca-Cola Enterprises, Inc.	23,900	466,050
Pilgrim's Pride Corporation	11,700	425,880
Supervalu Inc.	13,700	426,344
		1,712,834
GAS UTILITIES-0.9%
Sempra Energy	10,500	494,130
HEALTH CARE EQUIPMENT & SERVICES-5.2%
DENTSPLY International, Inc.	5,000	270,100
Express Scripts, Inc. (a)	15,900	988,980
Humana Inc. (a)	8,300	397,404
McKesson Corporation	24,400	1,157,780
		2,814,264

	Shares	Value
HOTELS, RESTAURANTS & LEISURE-2.7%
Darden Restaurants, Inc.	21,400	$649,918
Hilton Hotels Corporation	4,700	104,904
Marriott International, Inc.	6,600	415,800
McDonald's Corporation	9,200	308,108
		1,478,730
HOUSEHOLD DURABLES-0.8%
Newell Rubbermaid, Inc.	20,400	462,060
HOUSEHOLD PRODUCTS-2.3%
Clorox Company	900	49,986
Procter & Gamble Company	20,600	1,224,876
		1,274,862
INDUSTRIAL CONGLOMERATES-3.6%
General Electric Company	50,000	1,683,500
Teleflex Incorporated	4,100	289,050
		1,972,550
INSURANCE-6.0%
AFLAC Inc.	7,400	335,220
American International Group, Inc.	11,900	737,324
MetLife, Inc.	17,100	852,093
Progressive Corporation	5,900	618,143
The St. Paul Travelers Companies, Inc.	15,500	695,485
		3,238,265
MACHINERY-0.7%
Cummins, Inc.	4,100	360,759
MEDIA-2.2%
Disney (Walt) Company	4,700	113,411
Gannett Co., Inc.	15,600	1,073,748
		1,187,159
METALS & MINING-2.4%
Phelps Dodge Corporation	10,100	1,312,293
OIL & GAS-10.5%
Exxon Mobil Corporation	42,000	2,668,680
Occidental Petroleum Corporation	7,500	640,725
Sunoco, Inc.	14,500	1,133,900
Valero Energy Corporation	11,000	1,243,660
		5,686,965
PHARMACEUTICALS & BIOTECHNOLOGY-8.6%
Biogen Idec, Inc. (a)	24,000	947,520
Johnson & Johnson	32,800	2,075,584
King Pharmaceuticals, Inc. (a)	42,400	652,112
Merck & Co., Inc.	36,300	987,723
		4,662,939
RETAILING-7.8%
American Eagle Outfitters, Inc.	60,700	1,428,271
Federated Department Stores, Inc.	17,000	1,136,790
Sherwin-Williams Company	10,000	440,700
Staples, Inc.	57,900	1,234,428
		4,240,189

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QUANT FUNDS

PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT GROWTH AND INCOME FUND-Continued

	Shares	Value
SEMICONDUCTOR EQUIPMENT-4.2%
Intel Corporation	65,200	$1,607,180
Texas Instruments Incorporated	19,600	664,440
		2,271,620
SOFTWARE & SERVICES-4.6%
Autodesk, Inc.	32,400	1,504,656
Symantec Corporation (a)	44,100	999,306
		2,503,962
TRANSPORTATION-1.2%
Ship Finance International Limited	32,700	654,000
TOTAL COMMON STOCK (Cost $46,901,035) (b)		53,285,461
OTHER ASSETS & LIABILITIES (NET)-2.1%		1,127,324
NET ASSETS-100%		$54,412,785

(a)  Non-income producing security.

(b)  At September 30, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $46,919,150 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$7,598,509
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(1,232,198)
Net unrealized appreciation	$6,366,311

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

[LOGO]

PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT EMERGING MARKETS FUND

COMMON STOCK-92.0%
	Shares	Value
BRAZIL-9.7%
Banco Bradesco SA (a)	23,511	$1,150,158
Companhia Energetica de Minas Gerais (a)	23,615	899,259
Companhia Siderurgica Nacional (a)	46,245	1,073,809
Gerdau SA (a)	105,658	1,577,474
Petroleo Brasileiro SA (a)	38,359	2,445,386
Usinas Siderurgica de Minas Gerais SA (a)	60,900	1,418,574
		8,564,660
CHINA-6.5%
China Mobile Ltd.	406,000	1,991,543
China Shipping Development Company, Ltd.	952,000	791,600
PetroChina Company Ltd.	2,414,000	2,022,831
Sinopec Shanghai Petrochemical	2,549,000	895,458
		5,701,432
HUNGARY-3.8%
MOL Hungarian Oil & Gas	17,400	1,929,367
OTP Bank Ltd.	35,700	1,407,113
		3,336,480
INDIA-4.1%
Infosys Technologies Ltd. (a)	16,100	1,195,908
Mahindra & Mahindra Ltd. (b)	118,400	1,008,768
State Bank of India (b)	28,527	1,412,087
		3,616,763
ISRAEL-1.6%
Bank Leumi Le Israel	415,800	1,387,734
MALAYSIA-2.3%
MISC Berhad	121,000	597,135
YTL Corporation Bhd	989,000	1,443,221
		2,040,356
MEXICO-7.3%
Alfa SA	179,000	1,095,057
America Movil SA	1,335,900	1,756,566
Consorcio Ara SA	211,000	799,676
Controladora Comercial Mexicana SA de CV	721,300	1,134,911
Grupo Financiero Banorte S.A.	92,500	823,879
Telefonos De Mexico	752,000	798,565
		6,408,654
PHILIPPINES-1.6%
Philippine Long Distance
Telephone Company	33,100	997,291
First Philippine Holdings Corporation	554,300	411,327
		1,408,618
POLAND-0.8%
KGHM Polska Miedz SA	50,000	721,911
RUSSIA-5.3%
LUKoil Holding (a)	20,800	1,202,656
OAO Tatneft (a)	38,950	2,506,433
Surgutneftegaz (a)	17,300	929,875
		4,638,964

	Shares	Value
SOUTH AFRICA-11.7%
African Bank Investments Ltd.	395,000	$1,321,330
Foschini Ltd.	193,300	1,384,518
MTN Group Ltd.	123,000	1,020,208
Old Mutual PLC	623,000	1,534,821
Reunert Ltd.	126,790	844,269
Standard Bank Group Ltd.	137,197	1,511,813
Telkom South Africa Limited	39,800	790,298
Tiger Brands Ltd.	85,400	1,879,405
		10,286,662
SOUTH KOREA-19.3%
Daelim Industrial Company Ltd.	16,610	1,172,658
GS Engineering & Construction Company Ltd.	32,130	1,282,118
Hyundai Motor Company Ltd.	24,390	1,906,748
Hyundai Mipo Dockyard Company, Ltd.	23,100	1,661,871
Korea Electric Power Corporation	35,420	1,209,546
Posco	6,850	1,537,554
Samsung Electronics Company Ltd.	8,340	4,704,000
Shinhan Financial Group Ltd.	46,070	1,604,164
SK Corporation	19,250	1,117,146
SK Telecom Company Ltd.	4,090	794,460
		16,990,265
TAIWAN-11.7%
Asustek Computer Inc.	342,100	917,476
China Steel Corporation	709,970	633,262
Delta Electronics Inc.	676,113	1,155,191
Formosa Chemical & Fiber Corp	163,900	247,439
Hon Hai Precision Industry Corporation Ltd.	397,652	1,851,328
MediaTek Incorporation	82,500	778,126
Mega Financial Holding Company	971,000	614,455
Synnex Technology International Corporation	351,263	453,560
Taishin Financial	1,534,292	899,248
Taiwan Mobile Co., Ltd.	243,000	231,390
Taiwan Semiconductor Manufacturing Company Ltd.	314,000	504,323
Wan Hai Lines Ltd.	1,735,373	1,270,723
Zyxel Communications Corporation	381,900	794,055
		10,350,576
THAILAND-2.5%
Charoen Pokphand Foods Public Company Ltd.	8,409,000	1,280,454
PTT Public Company	158,300	941,045
		2,221,499
TURKEY-3.8%
Turkiye Garanti Bankasi AS (c)	531,125	1,588,042
Yapi ve Kredi Bankasi AS (c)	416,300	1,733,938
		3,321,980
TOTAL COMMON STOCK (Cost $55,216,719)		80,996,554

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QUANT FUNDS

PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT EMERGING MARKETS FUND-Continued

PREFERRED STOCK-1.9%
	Shares	Value
BRAZIL-1.9%
Braskem SA (a)	43,063	$892,265
Sadia SA (a)	26,199	777,848
		1,670,113
TOTAL PREFERRED STOCK (Cost $1,116,936)		1,670,113
EXCHANGE TRADED FUNDS-3.5%
TAIWAN-0.8%
iShares MSCI Taiwan Index Fund	58,000	679,180
OTHER-2.7%
iShares MSCI Emerging Market Index	28,000	2,376,640
TOTAL EXCHANGE TRADED FUNDS (Cost $2,937,342)		3,055,820
SHORT TERM INVESTMENTS-1.9%
	Par Value	Value
State Street Bank & Trust Repurchase Agreement 1.2%, 10/03/05, (Dated 9/30/05), Collateralized by $1,365,000 U.S. Treasury Bond, 11/15/26, Market Value $1,748,266, Repurchase Proceeds $1,711,057 (Cost $1,711,000)	$1,711,000	1,711,000
TOTAL INVESTMENTS-99.3% (Cost $60,981,997) (d)		87,433,487
OTHER ASSETS & LIABILITIES-0.7%		598,927
NET ASSETS-100%		$88,032,414

(a)  ADR-American Depository Receipts

(b)  GDR-Global Depository Receipts

(c)  Non-income producing security.

(d)  At September 30, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $61,107,423 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$27,059,976
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(733,912)
Net unrealized appreciation	$26,326,064

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Common, Preferred Stock, and Exchange Traded Funds)
Consumer Discretionary	6.0%
Consumer Staples	5.9%
Energy	15.3%
Exchange Traded Funds	3.5%
Financial	19.8%
Industrial	9.2%
Information Technology	15.4%
Material	10.5%
Telecommunication Services	9.8%
Utilities	4.6%

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

[LOGO]

PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT FOREIGN VALUE FUND

COMMON STOCK-94.3%
	Shares	Value
AUSTRALIA-2.6%
BHP Billiton Ltd.	309,850	$5,269,207
BHP Billiton PLC	155,380	2,518,355
		7,787,562
CANADA-1.8%
Methanex Corporation	364,290	5,403,397
CROATIA-0.2%
Pliva D D (b)	56,000	756,000
FINLAND-9.9%
Cargotec Corporation (a)	69,900	2,113,878
KCI Konecranes OYJ	145,120	6,736,949
Kone Corporation OYJ-B	84,900	5,784,041
UPM-Kymmene OYJ	338,380	6,793,509
Yit-Yhtyma OYJ	191,800	8,163,917
		29,592,294
FRANCE-9.2%
Christian Dior	84,430	6,988,960
Compagnie de Saint Gobain SA	110,270	6,363,636
Imerys SA	91,710	6,828,556
Peugeot SA	108,990	7,425,238
		27,606,390
GERMANY-2.3%
Continental AG	85,650	7,053,803
IRELAND-4.5%
CRH PLC	248,817	6,765,530
Greencore Group PLC	1,544,112	6,721,423
		13,486,953
ITALY-2.3%
ENI Spa	58,000	1,728,128
ENI Spa (c)	33,800	5,005,780
Parmalat Finanziaria Spa (a)	333,001	38,146
		6,772,054
JAPAN-10.3%
eAccess Ltd.	5,510	4,158,215
Kansai Electric Power Company Inc.	318,100	7,033,325
Maruichi Steel Tube Ltd.	257,000	6,079,350
Showa Denko K.K.	2,117,000	6,782,921
Tokyo Electric Power Company Inc.	275,500	6,978,993
		31,032,804
MEXICO-2.1%
Cemex S.A. de C.V. (c)	119,014	6,224,432
NETHERLANDS-2.3%
ABN-AMRO Holdings NV	282,005	6,777,029
NORWAY-7.1%
Aker Seafoods ASA (a)	270,800	1,656,928
Camillo Eitzen & Company	491,870	5,624,145
DNB Holding ASA	640,500	6,613,294
Yara International ASA	410,700	7,428,836
		21,323,203
PORTUGAL-2.2%
Portugal Telecom SGPS SA	711,950	6,524,366

	Shares	Value
SOUTH AFRICA-6.6%
Impala Platinum Holdings Ltd.	56,960	$6,482,815
Sappi Ltd.	520,530	6,125,087
Sasol Ltd.	189,270	7,338,402
		19,946,304
SOUTH KOREA-6.1%
Samsung Electronics Company Ltd.	4,210	2,374,561
Samsung Electronics Company Ltd. (b) (d)	4,400	1,251,800
Samsung SDI Company Ltd.	72,070	7,500,811
SK Telecom Company Ltd.	37,110	7,208,417
		18,335,589
SPAIN-5.0%
Banco Bilbao Vizcaya Argentaria	407,540	7,169,697
Repsol YPF SA	144,200	4,687,706
Repsol YPF SA (c)	100,000	3,231,000
		15,088,403
SWEDEN-4.0%
Autoliv Inc.	93,230	4,055,505
Autoliv Inc. (e)	26,900	1,169,021
Svenska Cellulosa AB	194,330	6,824,020
		12,048,546
UNITED KINGDOM-15.8%
Barratt Developments PLC	530,220	7,087,888
Bellway PLC	430,890	6,674,963
Crest Nicholson PLC	887,380	6,327,629
FKI PLC	3,540,510	6,985,009
Lloyds TSB Group PLC	822,034	6,792,551
Persimmon PLC	432,204	6,561,488
Wimpey (George) PLC	913,638	6,919,014
		47,348,542
TOTAL COMMON STOCK (Cost $219,065,035)		283,107,671
PREFERRED STOCK-1.4%
SOUTH KOREA-1.4%
Samsung Electronics Company Ltd.	9,500	4,137,170
TOTAL PREFERRED STOCK (Cost $1,187,684)		4,137,170
SHORT TERM INVESTMENTS-3.6%
	Par Value	Value
United States-3.6%
American Express Credit Corporation Commercial Paper, Yield of 3.65%, Maturing on 10/04/05 (Cost $5,642,000)	$5,642,000	5,642,000
General Electric Capital Corporation Commercial Paper, Yield of 3.65%, Maturing on 10/03/05 (Cost $5,242,000)	5,242,000	5,242,000
TOTAL SHORT TERM INVESTMENTS-3.6% (Cost $10,884,000) (b)		10,884,000
TOTAL INVESTMENTS-99.3% (Cost $231,136,719) (f)		298,128,841
OTHER ASSETS & LIABILITIES (NET)-0.7%		1,953,634
NET ASSETS-100%		$300,082,475

[LOGO]

QUANT FUNDS

PORTFOLIO OF INVESTMENTS September 30, 2005 (Unaudited)

QUANT FOREIGN VALUE FUND-Continued

(a)  Non-income producing security.

(b)  GDR-Global Depository Receipts

(c)  ADR-American Depository Receipts

(d)  Security exempt from registration under Rule 144A of the Securities Act of 1933. (Note 2)

(e)  SDR-Swedish Depository Receipts

(f)  At June 30, 2005, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $231,136,719 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$71,013,481
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(4,021,359)
Net unrealized appreciation	$66,992,122

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Common and Preferred Stock)
Consumer Discretionary	21.0%
Consumer Staples	2.9%
Energy	7.7%
Financial	9.5%
Health Care	0.2%
Industrial	14.5%
Information Technology	6.8%
Material	27.7%
Telecommunication Services	4.8%
Utilities	4.9%

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

[LOGO]

STATEMENT OF ASSETS AND LIABILITIES September 30, 2005 (Unaudited)

	Small Cap	Growth and Income	Emerging Markets		Foreign Value
Assets:
Investments at value (Note 2)	$95,511,457	$53,285,461	$85,722,487		$298,128,841
Repurchase Agreements	5,326,000	-	1,711,000		-
Foreign currency at value (Cost $507,965 for Emerging Markets)	-	-	498,181		-
Cash	171,913	1,129,973	1,947		176,817
Dividends, interest and foreign tax reclaims receivable	133,219	60,308	177,852		838,341
Receivable for investments sold	134,254		45,111		-
Receivable for shares of beneficial interest sold	4,000	4,000	527,469		1,202,246
Receivable - Other (Note 10)	-	-	-		300,000
Other assets	13,863	7,527	7,855		22,387
Total assets	101,294,706	54,487,269	88,691,902		300,668,632
Liabilities:
Due to Custodian	-	-	-		-
Payable for investments purchased	2,957,340	-	343,974		-
Payable for shares of beneficial interest repurchased	10,101	-	28,491		200,566
Payable for compensation of Manager (Note 3)	79,539	33,396	54,374		238,059
Payable for distribution fees (Note 3)	35,346	21,893	33,450		55,387
Payable to custodian	4,763	6,569	11,643		12,842
Payable to transfer agent (Note 3)	15,140	11,154	11,948		50,974
Payable for foreign capital gain tax	-	-	167,249		-
Other accrued expenses	1,893	1,472	8,359		28,329
Total liabilities	3,104,122	74,484	659,488		586,157
Net assets	$98,190,584	$54,412,785	$88,032,414		$300,082,475
Net Assets consist of:
Shares of beneficial interest	$59,306,345	$55,783,372	$57,051,109		$231,604,510
Undistributed net investment income	-	37,666	1,024,178		3,035,853
Accumulated net realized loss on investments and foreign denominated assets, liabilities and currency	12,550,994	(7,792,679)	3,683,018		(1,535,645)
Unrealized appreciation (depreciation) of investments and foreign denominated assets, liabilities and currency	26,333,245	6,384,426	26,274,109	*	66,977,757
	$98,190,584	$54,412,785	$88,032,414		$300,082,475
Investments, at cost	$74,504,213	$46,901,035	$60,981,997		$231,136,719
Net assets
Ordinary Shares	$87,232,151	$53,495,413	$86,673,170		$277,168,547
Institutional Shares	$10,958,433	$917,372	$1,359,244		$22,913,928
Shares of beneficial interest outstanding (Unlimited number of shares authorized)
Ordinary Shares	3,713,685	3,840,125	5,005,192		16,219,197
Institutional Shares	428,425	62,999	77,422		1,334,134
Net asset value and offering price per share**
Ordinary Shares	$23.49	$13.93	$17.32		$17.09
Institutional Shares	$25.58	$14.56	$17.56		$17.18

  *  Net of foreign capital gain tax of $167,249.

  **  A deferred sales charge amounting to 1% of the net asset value of the Ordinary Shares redeemed is withheld and paid to the Distributor. No deferred sales charge is withheld from redemptions of the Institutional Shares. A redemption fee of 2% is withheld and paid to the Fund on redemptions of Institutional Shares made within 60 days of purchase.

The accompanying notes are an integral part of these financial statements.

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QUANT FUNDS

STATEMENT OF OPERATIONS Year Ended September 30, 2005 (Unaudited)

	Small Cap	Growth and Income	Emerging Markets	Foreign Value
Investment Income:
Dividends*	$379,664	$370,377	$1,457,273	$3,798,582
Interest	17,992	-	9,471	184,736
Other (Note 10)	-	-	-	300,000
Total investment income	397,656	370,377	1,466,744	4,283,318
Expenses:
Compensation of Manager (Note 3)	459,225	189,085	272,486	1,268,361
Distribution fees, Ordinary Shares (Note 3)	204,429	123,906	167,399	292,582
Custodian fees	24,010	18,960	75,750	151,530
Transfer agent fees (Note 3):
Ordinary Shares	68,344	41,480	55,696	201,986
Institutional Shares	8,203	758	953	17,329
Audit and legal	18,065	9,871	12,933	48,682
Registration fees	14,272	7,799	10,230	38,505
Insurance	10,805	5,903	7,734	29,107
Compensation of Trustees (Note 3)	3,384	1,849	2,423	9,120
Printing	9,358	5,115	6,778	25,498
Miscellaneous (Note 3)	28,358	17,027	21,284	70,758
Total expenses before waivers and/or reimbursements, and reductions	848,453	421,753	633,666	2,153,458
Waivers and/or reimbursements of expenses (Note 3)	-	-	-	-
Fees reduced by credits allowed by Custodian (Note 3)	-	(8,495)	(955)	-
Expenses, net	848,453	413,258	632,711	2,153,458
Net investment income (loss)	(450,797)	(42,881)	834,033	2,129,860
Realized and Unrealized Gain (Loss) on Investments, Foreign Currency and Foreign Translation:
Net realized gain (loss) (Note 2) on:
Investments**	9,810,827	2,450,305	1,532,086	2,639,689
Foreign denominated assets, liabilities and currency	-	-	(13,079)	(227,704)
Change in unrealized appreciation (depreciation) of:
Investments	441,316	1,641,025	11,915,272	16,047,752
Foreign denominated assets, liabilities and currency	-	-	(78,977)	(8,038)
Net realized and unrealized gain (loss)	10,252,143	4,091,330	13,355,302	18,451,699
Net increase (decrease) in net assets resulting from operations	$9,801,346	$4,048,449	$14,189,335	$20,581,559

  *  Dividends are net of foreign withholding taxes of $215 for Small Cap,$149,445 for Emerging Markets and $438,774 for Foreign Value.

  **  Net realized gain (loss) on Investments is net of foreign capital gain tax of $30,623 for Emerging Markets.

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

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STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)

	Small Cap		Growth and Income
	Six Months ended September 30, 2005	Year ended March 31, 2005	Six Months ended September 30, 2005	Year ended March 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$(450,797)	$(909,015)	$(42,881)	$37,666
Net realized gain (loss) on investments, foreign denominated assets, liabilities and currency	9,810,827	7,381,237	2,450,305	408,306
Unrealized appreciation (depreciation) of investments and foreign denominated assets, liabilities and currency	441,316	1,308,280	1,641,025	2,099,385
Net increase (decrease) in net assets resulting from operations	9,801,346	7,780,502	4,048,449	2,545,357
Distributions to shareholders from:
Net investment income
Ordinary Shares	-	-	-	-
Institutional Shares	-	-	-	-
Net realized gains
Ordinary Shares	-	(2,672,535)	-	-
Institutional Shares	-	(271,599)	-	-
	-	(2,944,134)	-	-
Fund share transactions, net (Note 9)	(1,425,986)	7,038,605	3,524,749	84,079
Increase (decrease) in net assets	8,375,360	11,874,973	7,573,198	2,629,436
Net assets beginning of year	89,815,224	77,940,251	46,839,587	44,210,151
Net assets end of year*	$98,190,584	$89,815,224	$54,412,785	$46,839,587
* Includes undistributed net investment income (loss) of	$-	$-	$37,666	$37,666

The accompanying notes are an integral part of these financial statements.

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QUANT FUNDS

STATEMENTS OF CHANGES IN NET ASSETS (Unaudited)-Continued

	Emerging Markets		Foreign Value
	Six Months ended September 30, 2005	Year ended March 31, 2005	Six Months ended September 30, 2005	Year ended March 31, 2005
Increase (Decrease) in Net Assets:
Operations:
Net investment income (loss)	$834,033	$516,892	$2,129,860	$1,426,067
Net realized gain (loss) on investments, foreign denominated assets, liabilities and currency	1,519,007	4,313,583	2,411,985	3,391,762
Unrealized appreciation (depreciation) of investments and foreign denominated assets, liabilities and currency	11,836,295	1,621,854	16,039,714	21,850,451
Net increase (decrease) in net assets resulting from operations	14,189,335	6,452,329	20,581,559	26,668,280
Distributions to shareholders from:
Net investment income
Ordinary Shares	-	(714,431)	-	(1,044,325)
Institutional Shares	-	(15,515)	-	(143,033)
Net realized gains
Ordinary Shares	-	(1,027,906)	-	(2,276,970)
Institutional Shares	-	(19,106)	-	(260,594)
	-	(1,776,958)	-	(3,724,922)
Fund share transactions, net (Note 9)	11,079,807	15,745,173	55,528,856	100,728,832
Increase (decrease) in net assets	25,269,142	20,420,544	76,110,415	123,672,190
Net assets beginning of year	62,763,272	42,342,728	223,972,060	100,299,870
Net assets end of year*	$88,032,414	$62,763,272	$300,082,475	$223,972,060
* Includes undistributed net investment income (loss) of	$1,024,178	$190,145	$3,035,853	$905,993

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

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FINANCIAL HIGHLIGHTS FOR QUANT SMALL CAP FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$21.13	$19.93	$12.44	$18.71	$17.46	$24.82
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.11)	(0.24)	(0.19)	(0.12)	(0.22)	(0.22)
Net realized and unrealized gain/(loss) on securities	2.47	2.18	7.68	(5.32)	1.48	(4.18)
Total from Investment Operations	2.36	1.94	7.49	(5.44)	1.26	(4.40)
Less Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized capital gains	-	(0.74)	-	(0.83)	(0.01)	(2.96	)(f)
Total Distributions	-	(0.74)	-	(0.83)	(0.01)	(2.96)
Net Asset Value, End of Period	$23.49	$21.13	$19.93	$12.44	$18.71	$17.46
Total Return (d)	11.17%	9.76%	60.21%	(29.24)%	7.19%	(18.49)%
Net Assets, End of Period (000's)	$87,232	$80,199	$69,851	$42,545	$65,153	$60,320
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.91%	1.98%	2.00%	2.04%	1.97%	1.92%
Gross	1.91%	1.98%	2.00%	2.04%	1.97%	1.92%
Including custody credits	1.91%	1.98%	2.00%	2.04%	1.96%	1.92%
Ratio of net investment income (loss) to average net assets (c)	(1.04)%	(1.17)%	(1.13)%	(0.81)%	(1.18)%	(0.98)%
Portfolio Turnover	60%	43%	67%	62%	93%	76%
	Institutional Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$22.96	$21.48	$13.34	$19.88	$18.46	$25.92
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.06)	(0.14)	(0.11)	(0.05)	(0.14)	(0.10)
Net realized and unrealized gain/(loss) on securities	2.68	2.36	8.25	(5.66)	1.57	(4.40)
Total from Investment Operations	2.62	2.22	8.14	(5.71)	1.43	(4.50)
Less Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized capital gains	-	(0.74)	-	(0.83)	(0.01)	(2.96	)(f)
Total Distributions	-	(0.74)	-	(0.83)	(0.01)	(2.96)
Net Asset Value, End of Period	$25.58	$22.96	$21.48	$13.34	$19.88	$18.46
Total Return	11.41%	10.37%	61.02%	(28.87)%	7.72%	(18.07)%
Net Assets, End of Period (000's)	$10,958	$9,616	$8,089	$5,459	$7,712	$8,257
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.40%	1.48%	1.50%	1.54%	1.47%	1.42%
Gross	1.40%	1.48%	1.50%	1.54%	1.47%	1.42%
Including custody credits	1.40%	1.48%	1.50%	1.54%	1.46%	1.42%
Ratio of net investment income (loss) to average net assets (c)	(0.53)%	(0.65)%	(0.63)%	(0.31)%	(0.69)%	(0.44)%
Portfolio Turnover	60%	43%	67%	62%	93%	76%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

  - Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

  - Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

  - Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

(f)  Distributions from realized capital gains include distributions in excess of realized capital gains of $0.35 per share.

The accompanying notes are an integral part of these financial statements.

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QUANT FUNDS

FINANCIAL HIGHLIGHTS FOR QUANT GROWTH AND INCOME FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$12.88	$12.19	$9.58	$12.87	$13.95	$25.88
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.01)	0.01	(0.02)	(0.06)	(0.12)	(0.22)
Net realized and unrealized gain/(loss) on securities	1.06	0.68	2.63	(3.23)	(0.48)	(8.34)
Total from Investment Operations	1.05	0.69	2.61	(3.29)	(0.60)	(8.56)
Less Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized capital gains	-	-	-	-	(0.48)	(3.37)
Total Distributions	-	-	-	-	(0.48)	(3.37)
Net Asset Value, End of Period	$13.93	$12.88	$12.19	$9.58	$12.87	$13.95
Total Return (d)	8.15%	5.66%	27.24%	(25.56)%	(4.44)%	(35.20)%
Net Assets, End of Period (000's)	$53,495	$46,015	$43,463	$36,484	$55,464	$60,587
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.69%	1.77%	1.81%	1.79%	1.72%	1.66%
Gross	1.69%	1.77%	1.81%	1.79%	1.72%	1.66%
Including custody credits	1.65%	1.76%	1.80%	1.76%	1.67%	1.64%
Ratio of net investment income (loss) to average net assets (c)	(0.18)%	0.08%	(0.20)%	(0.61)%	(0.86)%	(1.05)%
Portfolio Turnover	109%	160%	180%	36%	46%	64%
	Institutional Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$13.43	$12.65	$9.90	$13.23	$14.25	$26.22
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.02	0.07	0.03	(0.01)	(0.05)	(0.12)
Net realized and unrealized gain/(loss) on securities	1.11	0.71	2.72	(3.32)	(0.49)	(8.48)
Total from Investment Operations	1.13	0.78	2.75	(3.33)	(0.54)	(8.60)
Less Distributions:
Dividends from net investment income	-	-	-	-	-	-
Distributions from realized capital gains	-	-	-	-	(0.48)	(3.37)
Total Distributions	-	-	-	-	(0.48)	(3.37)
Net Asset Value, End of Period	$14.56	$13.43	$12.65	$9.90	$13.23	$14.25
Total Return	8.41%	6.17%	27.78%	(25.17)%	(3.92)%	(34.89)%
Net Assets, End of Period (000's)	$917	$825	$747	$590	$1,415	$1,517
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.19%	1.27%	1.31%	1.29%	1.22%	1.16%
Gross	1.19%	1.27%	1.31%	1.29%	1.22%	1.16%
Including custody credits	1.16%	1.26%	1.30%	1.26%	1.17%	1.14%
Ratio of net investment income (loss) to average net assets (c)	0.31%	0.54%	0.30%	(0.13)%	(0.36)%	(0.56)%
Portfolio Turnover	109%	160%	180%	36%	46%	64%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

  - Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

  - Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

  - Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

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FINANCIAL HIGHLIGHTS FOR QUANT EMERGING MARKETS FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.23	$12.71	$6.12	$7.24	$6.57	$9.39
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.18	0.14	0.04	0.06	0.04	0.05
Net realized and unrealized gain/(loss) on securities	2.91	1.86	6.58	(1.14)	0.68	(2.87)
Total from Investment Operations	3.09	2.00	6.62	(1.08)	0.72	(2.82)
Less Distributions:
Dividends from net investment income	-	(0.20)	(0.03)	(0.04)	(0.05)	-
Distributions from realized capital gains	-	(0.28)	-	-	-	-
Total Distributions	-	(0.48)	(0.03)	(0.04)	(0.05)	-
Net Asset Value, End of Period	$17.32	$14.23	$12.71	$6.12	$7.24	$6.57
Total Return (d)	21.71%	15.89%	108.18%	(14.97)%	11.11%	(30.03)%
Net Assets, End of Period (000's)	$86,673	$61,681	$39,977	$11,207	$10,931	$9,598
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.87%	1.96%	2.07%	2.30%	2.32%	2.30%
Gross	1.87%	1.96%	2.07%	2.46%	2.32%	2.30%
Including custody credits	1.87%	1.96%	2.07%	2.29%	2.31%	2.30%
Ratio of net investment income (loss) to average net assets (c)	2.45%	1.12%	0.39%	0.88%	0.67%	0.62%
Portfolio Turnover	26%	53%	45%	150%	38%	42%
	Institutional Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$14.39	$12.82	$6.17	$7.30	$6.62	$9.48
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.23	0.24	0.04	0.07	0.08	0.09
Net realized and unrealized gain/(loss) on securities	2.94	1.84	6.68	(1.13)	0.69	(2.91)
Total from Investment Operations	3.17	2.08	6.72	(1.06)	0.77	(2.82)
Less Distributions:
Dividends from net investment income	-	(0.23)	(0.07)	(0.07)	(0.09)	(0.04)
Distributions from realized capital gains	-	(0.28)	-	-	-	-
Total Distributions	-	(0.51)	(0.07)	(0.07)	(0.09)	(0.04)
Net Asset Value, End of Period	$17.56	$14.39	$12.82	$6.17	$7.30	$6.62
Total Return	22.03%	16.42%	109.05%	(14.58)%	11.78%	(29.70)%
Net Assets, End of Period (000's)	$1,359	$1,082	$2,365	$282	$2,037	$1,935
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.37%	1.46%	1.57%	1.80%	1.82%	1.80%
Gross	1.37%	1.46%	1.57%	1.96%	1.82%	1.80%
Including custody credits	1.37%	1.46%	1.57%	1.79%	1.81%	1.80%
Ratio of net investment income (loss) to average net assets (c)	2.98%	1.84%	0.36%	1.22%	1.18%	1.10%
Portfolio Turnover	26%	53%	45%	150%	38%	42%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

  - Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

  - Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

  - Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

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QUANT FUNDS

FINANCIAL HIGHLIGHTS FOR QUANT FOREIGN VALUE FUND

(For a share outstanding throughout each period)

	Ordinary Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.92	$13.50	$7.80	$9.67	$8.66	$9.05
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.13	0.15	0.22	0.10	0.06	0.10
Net realized and unrealized gain/(loss) on securities	1.04	2.66	5.60	(1.91)	0.97	(0.49)
Total from Investment Operations	1.17	2.81	5.82	(1.81)	1.03	(0.39)
Less Distributions:
Dividends from net investment income	-	(0.12)	(0.12)	(0.06)	(0.02)	-
Distributions from realized capital gains	-	(0.27)	-	-	-	-
Total Distributions	-	(0.39)	(0.12)	(0.06)	(0.02)	-
Net Asset Value, End of Period	$17.09	$15.92	$13.50	$7.80	$9.67	$8.66
Total Return (d)	7.35%	20.99%	74.77%	(18.80)%	11.93%	(4.30)%
Net Assets, End of Period (000's)	$277,169	$202,655	$88,425	$29,468	$32,471	$14,410
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.72%	1.80%	1.81%	1.93%	1.93%	1.96%
Gross	1.72%	1.80%	1.81%	1.93%	1.93%	1.97%
Including custody credits	1.72%	1.80%	1.81%	1.93%	1.92%	1.96%
Ratio of net investment income (loss) to average net assets (c)	1.65%	1.04%	1.90%	1.20%	0.74%	1.12%
Portfolio Turnover	4%	10%	48%	7%	9%	45%
	Institutional Shares
	Six Months Ended September 30,	Years Ending March 31,
	2005 (unaudited)	2005	2004	2003	2002	2001
Net Asset Value, Beginning of Period	$15.98	$13.53	$7.83	$9.72	$8.68	$9.06
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.16	0.17	0.30	0.12	0.09	0.14
Net realized and unrealized gain/(loss) on securities	1.04	2.70	5.56	(1.92)	0.98	(0.52)
Total from Investment Operations	1.20	2.87	5.86	(1.80)	1.07	(0.38)
Less Distributions:
Dividends from net investment income	-	(0.15)	(0.16)	(0.09)	(0.03)	-
Distributions from realized capital gains	-	(0.27)	-	-	-	-
Total Distributions	-	(0.42)	(0.16)	(0.09)	(0.03)	-
Net Asset Value, End of Period	$17.18	$15.98	$13.53	$7.83	$9.72	$8.68
Total Return	7.51%	21.35%	75.07%	(18.62)%	12.37%	(4.18)%
Net Assets, End of Period (000's)	$22,914	$21,317	$11,875	$862	$809	$616
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Excluding credits	1.48%	1.55%	1.56%	1.68%	1.69%	1.71%
Gross	1.48%	1.55%	1.56%	1.68%	1.69%	1.72%
Including custody credits	1.48%	1.55%	1.56%	1.68%	1.68%	1.71%
Ratio of net investment income (loss) to average net assets (c)	2.04%	1.22%	2.52%	1.40%	0.99%	1.53%
Portfolio Turnover	4%	10%	48%	7%	9%	45%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets shows:

  - Excluding Credits (total expenses less fee waivers and reimbursements by the investment advisor, if any).

  - Gross (total expenses not taking into account fee waivers and reimbursements by the investment advisor or custody earnings credits, if any).

  - Including Credits (expenses less fee waivers and reimbursements by the investment advisor and reduced by custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

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NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization of the Trust.

The Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has four series (each a "Fund" and collectively the "Funds") each with a distinct investment objective: Quant Small Cap Fund, Quant Growth and Income Fund, Quant Emerging Markets Fund, and Quant Foreign Value Fund.

The Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation by investing primarily in common stocks of companies with smaller market capitalizations.

The Quant Growth and Income Fund ("Growth and Income") seeks long-term growth of capital and income by investing primarily in common stocks of larger companies having substantial equity capital.

The Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital by investing in securities of foreign issuers located in emerging markets.

The Quant Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income by investing in a diversified portfolio consisting primarily of foreign securities. Generally, the Fund invests in Western Europe, Australia, and the larger capital markets in the Far East. The Fund may also invest in emerging markets.

2. Significant Accounting Policies.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with generally accepted accounting principles for investment companies, which require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Security Valuation.

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, the Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a fund may value such securities in good faith at fair value in accordance with procedures established by the Funds' Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dollars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using procedures approved by the Trustees.

Security Transactions and Related Investment Income.

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Interest income is recorded on the accrual basis. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cost basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements.

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions.

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

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QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (Unaudited)-Continued

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Expenses.

The majority of the expenses of the Funds are attributed to the individual Fund for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions.

The Funds have entered into a management agreement (the "Management Agreement") with Quantitative Investment Advisors, Inc. (the "Manager") d/b/a Quantitative Advisors. Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of Small Cap, and Foreign Value; 0.75% of the average daily net total asset value of the Growth and Income Fund; and 0.80% of the average daily total net assets of Emerging Markets.

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap and Growth and Income to the extent that the total expenses of any of these Funds individually exceed 2% of average net assets for any fiscal year. The Distribution Agreement calls for the distributor, U.S. Boston Capital Corporation (the "Distributor") to reduce its fee similarly after the Manager's fee has been eliminated. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

For the six months ended September 30, 2005, aggregate management fees were $2,189,157 and no fees were reduced or waived.

The Manager has entered into advisory contracts with the following sub advisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap,), SSgA Funds Management, Inc. (Growth and Income), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, Inc. (Foreign Value).

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. The fees paid by the Manager to the Advisors of the Funds are as follows: Small Cap – 0.50% of average daily total net assets; Emerging Markets – 0.40% of average daily total net assets; Growth and Income – 0.375% of the first $20 million and 0.30% of amounts in excess of $20 million of average daily total net assets, with an annual minimum of $25,000; and Foreign Value – 0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% for assets in excess of $200 million of average daily total net assets.

Effective March 26, 2004, Columbia Partners, L.L.C., Management Inc. ("Columbia"), the advisor to the Small Cap Fund, had a change in ownership level that resulted in a change of control in the entities and other shareholders that own Columbia. While this change did not have a material impact on how the Small Cap Fund was managed, it resulted in an assignment of the advisory contract for the Fund, causing the contract to terminate. After due consideration, the Trustees approved a new contract on September 30, 2004 (which was subsequently reviewed and approved on April 21, 2005). To compensate the Fund and its shareholders, the Board of Trustees required Columbia to return to the Fund its profits for the period from March 26, 2004 through September 30, 2004 and to pay certain other expenses incurred. In total, Columbia paid $26,910, to the Small Cap Fund.

The Funds have entered into a distribution agreement (the "Distribution Agreement") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor receives a monthly fee at the annual rate of (i) 0.50% of the average daily total net asset value of Ordinary Shareholder accounts of Small Cap, Growth and Income and Emerging Markets and (ii) 0.25% of the average daily total net asset value of Ordinary Shareholder accounts of Foreign Value open during the period the plan is in effect. Holders of Institutional Shares bear no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the six months ended September 30, 2005, the aggregate distribution fees of the Funds were $788,316.

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NOTES TO FINANCIAL STATEMENTS (Unaudited)-Continued

A deferred sales charge of 1% of the net asset value of Ordinary Shares redeemed of Small Cap, Growth and Income, Emerging Markets and Foreign Value is withheld from the redemption proceeds and paid to the Distributor. The deferred sales charge is not imposed on redemptions of Institutional Shares and certain other transactions. The Funds have been advised that during the six months ended September 30, 2005, such fees earned by the Distributor were $54,854.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the six months ended September 30, 2005, the aggregate fees of the Funds were $394,749.

The Transfer Agent also provides the Fund with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports and EDGAR administration services. These services are provided as additional services agreed to by the Board of Trustees of the Funds under the provisions of the Transfer Agent Agreement. For the six months ended September 30, 2005, aggregate transfer agent fees for these services were $66,382.

The By Laws of the Fund, as amended from time to time, permit the Board of Trustees of the Fund to approve reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Fund. For the period ended September 30, 2005, the Trustees have approved reimbursements that amounted to $49,583.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on uninvested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

The Trustees receive an annual Trustee's fee of $5,000 except the audit committee members who receive an annual fee of $6,000. The fees are allocated to each Fund in proportion to its respective net assets.

4. Purchases and Sales.

During the six months ended September 30, 2005, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Growth and Income, Emerging Markets and Foreign Value were $26,407,484, $30,155,963, $19,101,444, and $63,965,298, respectively. Sales of such securities for the Funds were $27,543,847, $26,982,978, $8,412,884, and $4,816,435, respectively.

5. Contingent Liability.

The Trust insures itself and all Funds under a policy with ICI Mutual Insurance Company ("ICI Mutual"). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Shares of Beneficial Interest.

The following schedule shows the number of shareholders each owning 5% or more of a class of shares of a Fund and the total percentage of the class held by such shareholders.

	5% or Greater Shareholders
Fund	Number	% of class Held
Small Cap Inst.	6	65%
Growth and Income Inst.	1	68%
Emerging Markets Ord.	1	45%
Emerging Markets Inst.	5	92%
Foreign Value Ord.	1	61%
Foreign Value Inst.	4	66%

7. Concentration of Risk.

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

8. Federal Income Taxes.

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code ("IRC") applicable to regulated investment companies. Therefore no Federal income tax provision is required.

The tax components of capital shown in the following tables represent: (1) losses or deductions the Portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the Portfolios must satisfy under the

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NOTES TO FINANCIAL STATEMENTS (Unaudited)-Continued

income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

The Funds had capital loss carryovers at March 31, 2005. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value's capital loss carryover was acquired during the merger and may be subject to annual limitations under applicable tax laws and therefore may expire unutilized. As of March 31, 2005 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2010	Capital Loss Expires March 31, 2011	Capital Loss Expires March 31, 2012	Capital Loss Expires March 31, 2013	Total Capital Loss
Small Cap Fund	$-	$-	$-	$-	$-
Growth and Income Fund	(691,216)	(7,775,440)	(1,505,389)	(242,539)	(10,214,584)
Emerging Markets Fund	-	-	-	-	-
Foreign Value Fund	(4,451,331)	(932,449)	-	-	(5,383,780)

In 2005, the Portfolios noted in the table incurred no "Post-October" losses during the period from November 1, 2004 through March 31, 2005.

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts ("REITs"), mark to market on passive foreign investment companies ("PFICs") held and foreign capital gains taxes accrued. The net tax appreciation/depreciation in the table includes unrealized tax gain (loss) on foreign currency and investments.

	March 31, 2005				September 30, 2005
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ Depreciation
Small Cap Fund	$-	$2,698,088	$-	$-	$26,301,540
Growth and Income Fund	37,666	-	(10,214,584)	-	6,366,311
Emerging Markets Fund	355,994	2,165,298	-	-	26,148,682
Foreign Value Fund	905,993	1,436,150	(5,383,780)	-	66,977,757

At March 31, 2005 the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$-	$2,944,134	$-
Growth & Income Fund	-	-	-
Emerging Markets Fund	729,946	1,047,012	-
Foreign Value Fund	1,187,358	2,537,564	-

For the six months ended September 30, 2005 Small Cap and Growth and Income, incurred a net operating loss of $450,797 and $42,881. This net operating loss was reclassified to Shares of Beneficial Interest.

Capital loss carryovers in the amount of $1,746,158, $0, $726,971, and $1,395,926 were utilized by Small Cap, Growth and Income, Emerging Markets and Foreign Value, respectively during the fiscal year ending March 31, 2005.

At March 31, 2005 Emerging Markets Fund and Foreign Value Fund have elected to pass through to shareholders foreign taxes under IRC section 853. Foreign taxes paid and foreign source income for the Portfolios are as follows:

Portfolio	Foreign Taxes Paid	Foreign Source Income
Emerging Markets Fund	$151,898	$1,548,235
Foreign Value Fund	288,380	2,776,297

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NOTES TO FINANCIAL STATEMENTS (Unaudited)-Continued

9. Transactions in Shares of Beneficial Interest.

Transactions in shares of beneficial interest were as follows:

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	99,712	$2,164,730	308,273	$6,374,901
Shares issued in reinvestment of distributions	-	-	122,995	2,589,041
Shares redeemed	(180,737)	(3,822,677)	(142,235)	(2,926,560)
Net Change	(81,025)	(1,657,947)	289,033	6,037,382
Institutional Shares
Shares sold	11,346	272,349	47,636	1,103,681
Shares issued in reinvestment of distributions	-	-	11,621	265,311
Shares redeemed	(1,790)	(40,388)	(17,063)	(367,769)
Net Change	9,556	231,961	42,194	1,001,223
Total Net Change For Fund		$(1,425,986)		$7,038,605
Growth and Income
Ordinary Shares
Shares sold	382,850	$5,029,853	320,554	$3,900,774
Shares issued in reinvestment of distributions	-	-	-	-
Shares redeemed	(114,819)	(1,527,536)	(314,264)	(3,847,337)
Net Change	268,031	3,502,317	6,290	53,437
Institutional Shares
Shares sold	1,614	22,711	5,490	70,094
Shares issued in reinvestment of distributions	-	-	-	-
Shares redeemed	(19)	(279)	(3,139)	(39,452)
Net Change	1,595	22,432	2,351	30,642
Total Net Change For Fund		$3,524,749		$84,079
Emerging Markets
Ordinary Shares
Shares sold	1,523,242	$23,510,019	2,434,170	$32,611,735
Shares issued in reinvestment of distributions	-	-	125,292	1,707,728
Shares redeemed	(853,540)	(12,466,145)	(1,369,860)	(17,256,119)
Net Change	669,702	11,043,874	1,189,602	17,063,344
Institutional Shares
Shares sold	2,427	39,548	19,168	253,003
Shares issued in reinvestment of distributions	-	-	2,516	34,621
Shares redeemed	(235)	(3,615)	(130,967)	(1,605,795)
Net Change	2,192	35,933	(109,283)	(1,318,171)
Total Net Change For Fund		$11,079,807		$15,745,173

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NOTES TO FINANCIAL STATEMENTS (Unaudited)-Continued

	Six Months Ended September 30, 2005		Year Ended March 31, 2005
	Shares	Dollars	Shares	Dollars
Foreign Value
Ordinary Shares
Shares sold	5,983,795	$94,984,865	7,034,679	$105,743,205
Shares issued in reinvestment of distributions	-	-	211,300	3,156,824
Capital Contribution (Note 10)	-	-	-	207,120
Shares redeemed	(2,493,462)	(39,687,714)	(1,067,326)	(15,054,479)
Net Change	3,490,333	55,297,151	6,178,653	94,052,670
Institutional Shares
Shares sold	260,754	4,283,301	782,873	11,460,462
Shares issued in reinvestment of distributions	-	-	25,448	381,463
Capital Contribution (Note 10)	-	-	-	37,075
Shares redeemed	(260,372)	(4,051,596)	(352,208)	(5,202,838)
Net Change	382	231,705	456,113	6,676,162
Total Net Change For Fund		$55,528,856		$100,728,832

10. Merger.

On May 2, 2003, the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust, were acquired by Foreign Value. The merger was pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund for purposes of maintaining the financial statements and performance history in the post-reorganization periods.

The merger was accomplished by a tax-free exchange of 2,926,596 Ordinary shares of Foreign Value for the 3,345,711 Class A,B,C and B(1) shares of SSR and 691,037 Institutional shares of Foreign Value for the 752,288 Class S shares of SSR, outstanding on May 2, 2003. The net assets of SSR and Foreign Value immediately before the merger were $31,367,851 and $33,802,582, respectively. SSR's unrealized depreciation of $329,247 was combined with that of Foreign Value. Immediately after the merger, the combined net assets were $65,170,433.

Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584. These acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended.

In April 2002, the State Street Research International Equity Fund (the "SSR Fund") first reserved the right to impose a 1% redemption fee on redemptions made within 30 days of purchase. This redemption fee remained in place until May 2003, when the SSR Fund was reorganized by a transfer of its assets and liabilities to Foreign Value.

In 2004 it was discovered by State Street Research that due to systems limitations, redemption fees related to SSR were inappropriately accounted for before the merger. Therefore, the net assets of SSR at the date of the merger were understated. Upon discovery of the error, State Street Research made a payment of $244,195 to Foreign Value. Further, during the period ending September 30, 2005, Foreign Value received notice that a $300,000 payment would be made to Foreign Value by the Fund's former investment advisor in connection with the above-described errors made in processing redemption fee payments.

11. Designation Requirements at March 31, 2005.

Qualified Dividend Income Percentage
Growth and Income Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%

12. Subsequent Events.

Effective November 1, 2005, the management fee paid by Emerging Markets to the Manager as compensation for management and administration of the Funds, including selection and monitoring of the portfolio advisors, will increase to 1.00% from 0.80% of the average daily total net assets of Emerging Markets.

For its services under the Distribution Agreement, the Distributor may receive a monthly fee at the annual rate of 0.50% of the average daily total net asset value of Ordinary Shareholder accounts of Emerging Markets. The Distributor is voluntarily reducing the monthly fee it receives from Emerging Markets to 0.25% of the average daily total net asset value of Ordinary Shareholder accounts of Emerging Markets for the period from November 1, 2005 through March 31, 2007. This reduction is voluntary and subject to review and there is no guarantee that the Distributor will continue the reduction.

QUANT FUNDS

INTERESTED TRUSTEES* AND OFFICERS:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

Name, Address and (Age)	Position(s) Held With Company, Term of Office And Length of Time Served **	Principal Occupation(s) During Past Five Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Leon Okurowski (62)	Vice President and Treasurer	Director and Vice President, U.S. Boston Capital Corporation; Trustee, Quant Funds	N/A	AB&T
Everest USB Canadian Storage, Inc.
Quantitative Investment Advisors, Inc.
U.S. Boston Corporation
U.S. Boston Asset Management Corporation
USB Corporation
USB Everest Management LLC
USB Everest Storage LLC
USB Greenville-86, Inc.
USB-85 Restaurant Associates, Inc.
USB Atlantic Associates, Inc.
U.S. Boston Insurance Agency, Inc.
U.S. Boston Capital Corporation

Willard L. Umphrey (64)	Trustee, President, Chairman	Director, U.S. Boston Capital Corporation	4	AB&T
U.S. Boston Corporation
U.S. Boston Asset Management Corporation
Quantitative Investment Advisors, Inc.
USB Corporation
USB Greenville-86, Inc.
USB-85 Restaurant Associates, Inc.
USB Atlantic Associates, Inc.
U.S. Boston Insurance Agency, Inc.
U.S. Boston Capital Corporation

Elizabeth A. Watson (51)	Clerk, Chief Compliance Officer (since 5/2004)	President and General Counsel (since 5/2004), U.S. Boston Capital Corporation; Vice President and General Counsel (since 5/2004), Quantitative Investment Advisors, Inc.; Principal (2002-2004), Watson & Associates (law firm); Senior Counsel (1998-2002) and Director of Legal Product Management (1995-2002), Pioneer Investment Management USA Inc. (investment management firm)	N/A	None

Deborah A. Kessinger (42)	Assistant Clerk (since 4/2005)	Risk Manager and Senior Counsel (since 9/2004), U.S. Boston Capital Corporation, Quantitative Investment Advisors, Inc.; Chief Compliance Office and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001-2004)	N/A	None

Carol A. Higgins (46)	Assistant Treasurer (since 7/2005)	Financial Controller, USB Corporation; Clerk, USB Corporation, US Boston Corporation, US Boston Capital Corporation, US Boston Insurance Agency, USB Greenville-86, Inc., USB-85 Restaurant Associates, Inc. and USB Atlantic Associates	N/A	None

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QUANT FUNDS

NON-INTERESTED TRUSTEES:

The business address of each interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773.

Name, Address and (Age)	Position(s) Held With Company, Term of Office And Length of Time Served **	Principal Occupation(s) During Past Five Years**	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director
Robert M. Armstrong (66)	Trustee	President, Alumni Career Services (consulting firm)	4	None

John M. Bulbrook (63)	Trustee	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	4	John M. Bulbrook Insurance Agency, Inc.

Edward E. Burrows (73)	Trustee	Independent consulting actuary- employee benefit plans Formerly Vice President of Actuarial Services, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC (law firm/consulting) Formerly President, The Pentad Corporation (employee benefit consultants and actuaries).	4	Former Director of Actuarial Services, Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, PC (law firm/consulting).

Joseph J. Caruso (62)	Trustee	Principal, Bantam Group	4	Boston Micromachines MicroE Systems TimeBlaster American Fantasy Sports PA Instruments National Association of Corporate Directors (New England Chapter) WEST (Women Entrepreneurs in Science and Technology)

Clinton S. Marshall (48)	Trustee (since 2003)	Owner, Coastal CFO Solutions, CFO, Fore River Company, Finance Director, Northern York County Family YMCA, CFO and Board Member of Great Works Internet, CFO, Holographix, CFO, EVibe.com, CFO, HealthWatch Technologies.	4	None

Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Armstrong, Burrows and Marshall are members of the Funds' Audit Committee.

The Fund's Statement of Additional Information ("SAI") includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds' web site at www.QuantFunds.com or call shareholder services at 1-800-326-2141.

  *  Trustees have been determined to be "Interested Trustee" by virtue of, among other things affiliation with one or more of the trust, the Fund's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

  **  Except as otherwise indicated, each individual has held the position(s) shown for at least the last five years.

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NOTES

QUANT FUNDS

SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01773

Advisers	Columbia Partners, LLC, Investment Management, 1775 Pennsylvania Avenue, N.W.,
Washington, DC 20006
SSgA Funds Management, Inc., One International Place, Boston, MA 02110
Polaris Capital Management, Inc., 125 Summer Street, Boston, MA 02110
PanAgora Asset Management, Inc., 260 Franklin Street, Boston, MA 02110

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773

Custodian	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105

Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773

Independent Registered Public Accounting Firm	PricewaterhouseCoopers LLP, 1055 Broadway, 10th Floor, Kansas City, MO 64105

Legal Counsel	Kirkpatrick & Lockhart, Nicholson, Graham LLP, 75 State Street, Boston, MA 02109

For Account Information	For Quant Funds information, contact your financial adviser or, if you receive account statements directly from Quant Funds, you can also call 1-800-326-2151. Telephone representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our web site, www.QuantFunds.com.

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55 Old Bedford Road
Lincoln, MA 01773
www.quantfunds.com
Address Sevice Requested

© 2005 U.S. Boston Capital Corporation
Distributor of the Quant Funds
Member NASD, SIPC

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

Not Applicable for Report Period

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the
Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

Not Applicable for Report Period

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not Applicable for Report Period.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not Applicable for Report Period.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its
Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.

See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of trustees has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

Not Applicable for Report Period

(2) If the registrant provides the disclosure required by paragraph

(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent”. In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in
Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Not Applicable for Report Period

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not Applicable for Report Period.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Not Applicable for Report Period.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not Applicable for Report Period.

.

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not Applicable for Report Period.

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through

(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Not Applicable for Report Period.

(e)(1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Not Applicable for Report Period.

(e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Not Applicable for Report Period.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not Applicable for Report Period.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

Not Applicable for Report Period.

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Not Applicable for Report Period.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

Not Applicable for Report Period.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

Not Applicable for Report Period.

ITEM 6. SCHEDULE OF INVESTMENTS

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in § 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

A schedule of investments of the Registrant is included as part of the report to shareholders of the Registrant under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

(2) If a Portfolio Manager required to be identified in response to paragraph (a)(1) of this Item is primarily responsible for the day-to-day management of the portfolio of any other account, provide the following information:

(i) The Portfolio Manager’s name;

(ii) The number of other accounts managed within each of the following categories and the total assets in the                 accounts managed within each category:

(A) Registered investment companies;
(B) Other pooled investment vehicles; and
(C) Other accounts.

(iii) For each of the categories in paragraph (a)(2)(ii) of this Item, the number of accounts and the total assets in                 the accounts with respect to which the advisory fee is based on the performance of the account; and

(iv) A description of any material conflicts of interest that may arise in connection with the Portfolio Manager’s               management of the registrant’s investments, on the one hand, and the investments of the other accounts

included in response to paragraph (a)(2)(ii) of this Item, on the other. This description would include, for                 example, material conflicts between the investment strategy of the registrant and the investment strategy of other accounts managed by the Portfolio Manager and material conflicts in allocation of investment opportunities between the registrant and other accounts managed by the Portfolio Manager.

(3) Describe the structure of, and the method used to determine, the Compensation of each Portfolio Manager required to be identified in response to Paragraph (a)(1) of this Item. For each type of compensation (e.g., salary, bonus, deferred compensation, retirement plans and arrangements), describe with specificity the criteria on which that type of compensation is based, for example, whether compensation is fixed, whether (and, if so, how) compensation is based on the registrant’s pre- or after-tax performance over a certain time period, and whether (and, if so, how) compensation is based on the value of assets held in the registrant’s portfolio. For example, if compensation is based solely or in part on performance, identify any benchmark used to measure performance and state the length of the period over which performance is measured.

(4) For each Portfolio Manager required to be identified in response to Paragraph (a)(1) of this Item, state the dollar range of equity securities in the Registrant beneficially owned by the Portfolio Manager using the following ranges: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000, or over $1,000,000.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT

COMPANY AND AFFILIATED PURCHASERS.

If the registrant is a closed-end management investment company provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the

Registrant last provided disclosure as to such procedures in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant’s principal executive officer and principal financial officer have concluded, that the registrant’s disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose whether or not there were significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Not Applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2).

Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: November 22, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Willard L. Umphrey

Willard L. Umphrey, President

Date: November 22, 2005

By /s/ Leon Okurowski

Leon Okurowski, Treasurer

Date November 22, 2005